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                            [SOUTHLAND LETTERHEAD]

March 3, 1997

Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

VIA EDGAR

RE:  SOUTHLAND SEPARATE ACCOUNT A1
     FILE NO. 811-8976; CIK NO. 0000938474

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended, (the "Act"), Southland Separate Account A1, a unit investment trust, registered under the Act, recently mailed to its contract owners the annual reports for the underlying management investment companies (the "Underlying Funds"). This filing constitutes the filing of those reports as required by Rule 30b-2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the Underlying Funds have filed their annual reports with the Commission via EDGAR. Those filings, which are identified below, are incorporated herein by reference:

1)  Annual Report of The Alger American Fund
    CIK: 0832566       CCC: he$4hpof      Filed on 2/24/97

2)  Annual Report of Fidelity Variable Insurance Product Fund
    CIK: 0000814066    CCC: edgar#o3      Filed on 2/26/97

3)  Annual Report of Fidelity Variable Insurance Product Fund II
    CIK: 0000831016    CCC: edgar#o3      Filed on 2/27/97

4)  Annual Report of the Janus Aspen Series
    CIK: 0000906185    CCC: uzekf@5z      Filed on 2/13/96

5)  Annual Report of the INVESCO Variable Investment Funds
    CIK: 0000912744    CCC: go4$stop      Filed on 2/28/97

Please do not hesitate to call me at (770) 618-3910 with any questions.

Sincerely,

/s/ DANIEL B. LAZARUS

Daniel B. Lazarus
Variable Products Consultant